Exhibit 99.1

NanoString Provides Preliminary Financial and Operational Highlights for Second Quarter of 2023
- Record Q2 Revenue of Over $44 Million, 37% Year on Year Growth and Above Upper End of Q2 Guidance Range -
- New Orders for CosMx Instruments Grew Sequentially and Year on Year -
SEATTLE - July 10, 2023 - NanoString Technologies, Inc. (NASDAQ:NSTG), a leading provider of life science tools for discovery and translational research, today reported preliminary financial and operational highlights for the second quarter ended June 30, 2023.
“We are excited to report that our teams delivered strong preliminary revenue results for the second quarter, with preliminary results exceeding consensus estimates and the upper end of our guidance ranges,” said Brad Gray, President and CEO of NanoString. “Customers are focused on the potential for spatial analysis to advance science, and value the RNA-plex and protein capabilities our spatial platforms provide. During Q2, a competitor launched a campaign using a ruling in the Munich regional court to try to frighten customers to cancel orders for our CosMx Spatial Molecular Imager, even though the preliminary ruling was limited to Germany. Despite this challenge, through the strength of our technology and the hard work of our team, we fulfilled or retained approximately 97% of our cumulative CosMx instrument orders and captured orders for new CosMx instruments at a faster pace than in Q1.”
Preliminary Second Quarter Financial Results
•Revenue is expected to be over $44 million, representing year on year growth of approximately 37%, above the upper end of our guidance range of $40 to $42 million and the consensus revenue estimate of $41 million
•Spatial biology revenue is expected to be over $23 million, at approximately the midpoint of our guidance range of $23 to $24 million, and in line with the consensus revenue estimate of $23 million
•nCounter revenue, inclusive of all service and other revenue, is expected to be approximately $21 million, above the upper end of our guidance range of $17 to $18 million and the consensus revenue estimate of $18 million
Second Quarter Highlights
Spatial Biology
•Accelerated CosMx shipments during Q2, resulting in Q2 spatial biology instrument revenue growth of approximately 188% year-over-year
•Successfully defended substantial CosMx instrument order book, fulfilling or retaining approximately 97% of cumulative orders as of June 30, 2023
•Captured new orders for spatial biology instruments at a rate exceeding the Q1 pace, and retained more than $30 million in CosMx instrument order backlog as of June 30, 2023
•Recorded spatial biology consumables revenue growth of approximately 44% year-over-year, and approximately $85,000 of annualized pull-through, driven by a steady GeoMx consumable pull-through over a larger installed base supplemented by growing shipments of CosMx consumables
nCounter
•Recorded nCounter consumables revenue growth of approximately 8% year-over-year and approximately $46,000 of annualized pull-through
These preliminary results are based on management’s initial analysis of operations for the quarter ended June 30, 2023 and are subject to further internal review and review by the company’s external auditors.
Guidance
Management reiterated its full year revenue guidance of $175-185 million, representing annual revenue growth of 41% at the midpoint of the guidance range.
Second Quarter Conference Call
The Company plans to release full operating results for the second quarter of 2023 after the close of trading on Thursday, August 3, 2023. Company management will host a conference call beginning at 4:30pm ET to discuss those results and provide updated financial guidance.
Investors and other interested parties should register for the conference call in advance by visiting https://conferencingportals.com/event/mNtwpnVU. Following registration, an email confirmation will be sent that includes dial-in details and unique conference call codes for entry. Registration is open throughout the call but to ensure connection for the full call, registration in advance is recommended.
The link to the webcast and audio replay will be made available at the Investor Relations website: nanostring.com.
A replay of the call will be available beginning August 3, 2023, at 7:30pm ET through midnight on August 17, 2023. To access the replay, dial (800) 770-2030 or (647) 362-9199 and reference Conference ID: 72369. The webcast will also be available on the Company’s website for one year following the completion of the call.
About NanoString Technologies, Inc.
NanoString Technologies, a leader in spatial biology, offers an ecosystem of innovative discovery and translational research solutions, empowering our customers to map the universe of biology. The GeoMx® Digital Spatial Profiler is a flexible and consistent solution combining the power of whole tissue imaging with gene expression and protein data for spatial whole transcriptomics and proteomics. The CosMx™ Spatial Molecular Imager is a single-cell imaging platform powered by spatial multiomics enabling researchers to map single cells in their native environments to extract deep biological insights and novel discoveries from one experiment. The AtoMx™ Spatial Informatics Platform is a cloud-based informatics solution with advanced analytics and global collaboration capabilities, enabling powerful spatial biology insights anytime, anywhere. At the foundation of our research tools is our nCounter® Analysis System, which offers a secure way to easily profile the expression of hundreds of genes, proteins, miRNAs, or copy number variations, simultaneously with high sensitivity and precision. For more information, visit www.nanostring.com.
Forward-Looking Statements
This news release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements regarding our preliminary estimates of operating and financial results for the quarter ended June 30, 2023, expectations for demand for our products and growth in our business, the impact of new products and expansion into new markets, and the growth trajectory of our nCounter and spatial biology franchises. Such statements are based on current assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. These risks and uncertainties, many of which are beyond our control, include the risk that our actual financial results for the quarter ended June 30, 2023 differ from the estimates presented in the news release; market acceptance of our products; adverse conditions in the general domestic and global economic markets; the effects of ongoing litigation; the impact of competition; the impact of expanded sales, marketing, and product development on operating expenses; delays or other unforeseen problems with respect to manufacturing and product development; as well as the other risks set forth in our filings with the Securities and Exchange Commission. Furthermore, we are in the process of finalizing our financial results for the quarter ended June 30, 2023, and therefore our final results and final analysis of those results are not yet available. The preliminary expectations regarding second quarter 2023 financial and operational performance, including second quarter 2023 revenue, are the responsibility of management and are subject to management’s review. Actual results could differ from management’s expectations due to the completion of our quarter-end closing procedures, final adjustments and developments that may arise between now and the time our financial and operational results for the quarter ended June 30, 2023 are finalized. You should not draw any conclusions as to any other financial or operational results as of and for the quarter ended June 30, 2023 based on the foregoing estimates and you should read our unaudited consolidated financial statements for the quarter ended June 30, 2023 once they become available. These forward-looking statements speak only as of the date hereof. NanoString Technologies disclaims any obligation to update these forward-looking statements.
The NanoString logo, NanoString, NanoString Technologies, GeoMx, CosMx and nCounter are trademarks or registered trademarks of NanoString Technologies, Inc., in the United States and/or other countries.
Contact
Doug Farrell
Vice President, Investor Relations & Corporate Communications
dfarrell@nanostring.com
Phone: 206-602-1768